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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 16, 2000

                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                     0-23007                 74-2849995
(State or other jurisdiction of   (Commission File Number)    (I.R.S. employer
incorporation or organization)                              Identification No.)


                      12500 Network Boulevard, Suite 407
                           San Antonio, Texas 78249
                                (210) 547-1000

   (Address, including zip code of registrant's principal executive offices and telephone number, including area code)
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ITEM 5.  Other Events

         On June 15, 2000, American TeleSource International, Inc. held a conference call related to its Third quarter Earnings. The script of that conference call is attached as an exhibit.

ITEM 7.  EXHIBITS

Exhibit No  Description of Exhibit
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10.1     Script to American TeleSource International, Inc.'s Third Quarter
         Earnings Conference Call


                                  SIGNATURES

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICAN TELESOURCE INTERNATIONAL, INC.

                                         Dated:   June 16, 2000

                                         By:  /s/ H. Douglas Saathoff
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                                              H. Douglas Saathoff
                                              Chief Financial Officer